FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	59	17,260,755.69	1.73	5.431	684	77.42
5.501 - 6.000	338	91,733,429.31	9.22	5.861	666	78.28
6.001 - 6.500	752	199,222,410.04	20.02	6.332	661	78.95
6.501 - 7.000	1,128	272,265,819.85	27.36	6.813	649	80.38
7.001 - 7.500	693	149,666,740.51	15.04	7.295	631	80.80
7.501 - 8.000	562	112,955,343.98	11.35	7.779	607	82.85
8.001 - 8.500	240	42,551,636.51	4.28	8.297	589	83.72
8.501 - 9.000	203	31,047,148.77	3.12	8.793	593	85.37
9.001 - 9.500	166	15,765,004.18	1.58	9.309	636	91.17
9.501 - 10.000	561	35,219,844.93	3.54	9.844	666	96.63
10.001 - 10.500	172	11,176,711.79	1.12	10.382	655	98.82
10.501 - 11.000	222	12,610,370.88	1.27	10.878	644	99.30
11.001 - 11.500	71	3,492,772.82	0.35	11.188	618	96.23
11.501 - 12.000	3	183,755.27	0.02	11.600	610	93.48

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

Min: 5.125
Max: 11.600
Weighted Average: 7.167

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	448	14,914,144.75	1.50	10.156	669	98.21
50,000.01 - 100,000.00	1,180	88,968,603.11	8.94	8.772	648	89.41
100,000.01 -150,000.00	801	99,083,027.31	9.96	7.489	636	81.86
150,000.01 - 200,000.00	619	108,502,007.56	10.90	7.159	633	79.54
200,000.01 - 250,000.00	559	125,701,916.37	12.63	6.938	637	80.37
250,000.01 - 300,000.00	504	137,753,211.06	13.84	6.833	639	79.66
300,000.01 - 350,000.00	384	124,488,367.13	12.51	6.864	641	81.09
350,000.01 - 400,000.00	272	102,045,046.84	10.25	6.813	647	81.37
400,000.01 - 450,000.00	189	80,447,830.44	8.08	6.739	657	80.67
450,000.01 - 500,000.00	108	51,123,886.11	5.14	6.883	639	81.59
500,000.01 - 550,000.00	46	24,154,751.86	2.43	6.787	658	82.56
550,000.01 - 600,000.00	30	17,241,134.52	1.73	6.927	645	81.24
600,000.01 - 650,000.00	14	8,816,627.82	0.89	6.919	634	78.75
650,000.01 - 700,000.00	5	3,381,405.23	0.34	6.698	653	80.00
700,000.01 - 750,000.00	7	5,025,662.20	0.51	6.666	677	83.95
750,000.01 - 800,000.00	2	1,585,453.77	0.16	6.869	615	74.44
900,000.01 - 950,000.00	1	918,668.45	0.09	6.620	643	85.00
950,000.01 - 1,000,000.00	1	1,000,000.00	0.10	7.120	622	71.43

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

Min: $12,381.21
Max: $1,000,000.00
Average: $192,485.83

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	1,622	464,582,576.01	46.68	6.766	656	80.94
ARM 2/28	1,952	379,783,150.36	38.16	7.183	619	80.38
Balloon 30/15	1,111	66,663,529.42	6.70	10.079	677	99.83
Fixed 30 yr	311	48,506,402.34	4.87	7.135	636	77.12
ARM 3/27 - 36 mo. IO	58	16,244,530.62	1.63	6.535	658	78.32
ARM 3/27	45	8,571,353.04	0.86	6.991	636	81.10
Fixed 30 yr - 60 mo. IO	26	7,157,970.93	0.72	6.733	682	80.27
Fixed 15 yr	45	3,642,231.81	0.37	7.900	659	75.81

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,677	869,181,610.03	87.34	6.946	640	80.65
Balloon	1,111	66,663,529.42	6.70	10.079	677	99.83
Fixed	382	59,306,605.08	5.96	7.134	643	77.42

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	674	152,244,018.17	15.30	7.282	621	88.02
Not Covered	4,496	842,907,726.36	84.70	7.146	646	80.61

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	902	174,028,139.16	17.49	7.112	645	82.53
3	2,539	491,970,766.06	49.44	7.162	643	81.83
4	1,635	310,607,668.58	31.21	7.208	642	81.27
5	55	9,777,028.26	0.98	7.405	623	81.14
6	20	3,988,463.98	0.40	7.311	584	78.61
7	12	3,465,675.04	0.35	6.107	653	76.25
8	6	1,242,028.67	0.12	7.208	520	83.65
9	1	71,974.78	0.01	9.400	564	80.00

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

Min: 2
Max: 9
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	4,041	927,709,147.19	93.22	6.955	640	80.43
2	1,129	67,442,597.34	6.78	10.080	677	99.83

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	56,893.93	0.01	8.420	509	10.65
15.01 - 20.00	1	75,001.00	0.01	6.590	644	17.86
20.01 - 25.00	4	256,331.65	0.03	7.756	587	21.14
25.01 - 30.00	4	578,554.23	0.06	6.356	651	28.30
30.01 - 35.00	10	1,476,672.74	0.15	6.669	627	32.84
35.01 - 40.00	11	1,420,497.39	0.14	6.754	575	38.15
40.01 - 45.00	19	2,896,333.27	0.29	6.800	610	42.43
45.01 - 50.00	25	5,665,332.29	0.57	6.761	608	48.49
50.01 - 55.00	26	5,147,478.37	0.52	7.004	580	52.56
55.01 - 60.00	46	9,778,931.91	0.98	7.021	603	58.10
60.01 - 65.00	59	14,452,637.35	1.45	6.938	593	63.14
65.01 - 70.00	140	33,822,622.68	3.40	7.052	600	68.38
70.01 - 75.00	175	41,964,668.52	4.22	7.190	600	73.84
75.01 - 80.00	2,515	564,408,252.36	56.72	6.746	654	79.89
80.01 - 85.00	323	82,706,911.67	8.31	7.300	611	84.43
85.01 - 90.00	485	120,428,048.89	12.10	7.245	632	89.69
90.01 - 95.00	222	42,189,868.07	4.24	8.070	636	94.85
95.01 - 100.00	1,104	67,826,708.21	6.82	10.009	677	99.97

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

Min: 10.65
Max: 100.00
Weighted Average: 81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	124	23,852,331.16	2.40	8.313	510	74.14
520 - 539	131	26,435,671.06	2.66	7.982	529	77.34
540 - 559	141	30,215,230.97	3.04	7.773	551	77.91
560 - 579	229	52,051,465.86	5.23	7.464	570	79.52
580 - 599	410	84,797,932.53	8.52	7.121	590	79.74
600 - 619	509	107,083,411.75	10.76	7.080	610	82.30
620 - 639	849	151,649,915.86	15.24	7.228	629	82.22
640 - 659	815	146,499,472.84	14.72	7.216	649	82.52
660 - 679	622	118,079,135.74	11.87	6.990	669	82.24
680 - 699	474	87,888,456.24	8.83	6.966	689	83.40
700 - 719	373	73,052,046.28	7.34	6.876	708	83.29
720 - 739	225	46,105,871.18	4.63	6.853	729	83.20
740 - 759	148	28,495,779.91	2.86	6.968	748	82.97
760 - 779	91	14,656,929.27	1.47	6.829	768	83.53
780 - 799	21	3,271,877.20	0.33	6.896	790	83.88
800 - 819	8	1,016,216.68	0.10	7.179	805	81.66

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

Min: 500
Max: 814
NZ Weighted Average: 642

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	3,395	581,677,154.26	58.45	7.191	661	83.50
Cashout Refinance	1,677	397,470,515.45	39.94	7.127	616	79.14
Rate/Term Refinance	98	16,004,074.82	1.61	7.310	624	82.28

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,871	754,312,737.69	75.80	7.166	641	81.56
PUD	633	110,471,999.52	11.10	7.215	639	82.38
Condo	513	91,164,489.50	9.16	7.124	655	82.59
Duplex	121	27,240,859.11	2.74	7.135	657	81.27
3-4 Family	32	11,961,658.71	1.20	7.191	652	82.12

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	3,307	592,029,556.99	59.49	7.476	654	82.70
Full	1,838	397,315,126.47	39.93	6.709	625	80.35
Limited	25	5,807,061.07	0.58	6.967	630	79.67

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,942	948,439,486.32	95.31	7.159	642	81.68
Non-Owner Occupied	193	37,550,507.90	3.77	7.380	660	82.51
Second Home	35	9,161,750.31	0.92	7.089	651	84.74

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	178	24,390,392.19	2.45	7.188	651	83.61
California	2,404	604,696,320.02	60.76	7.041	646	81.06
Colorado	123	19,121,651.51	1.92	7.056	625	81.88
Connecticut	15	2,388,891.76	0.24	7.539	606	82.54
Florida	359	59,009,419.31	5.93	7.438	635	81.92
Hawaii	29	10,594,891.63	1.06	6.931	637	80.45
Illinois	629	98,386,050.39	9.89	7.480	645	83.73
Indiana	14	1,809,380.15	0.18	7.139	667	94.22
Kansas	13	2,225,764.22	0.22	7.815	629	82.27
Louisiana	3	398,709.88	0.04	7.349	565	88.09
Michigan	40	4,292,196.75	0.43	7.673	632	82.98
Minnesota	113	21,551,913.92	2.17	6.696	636	81.18
Missouri	104	13,533,104.84	1.36	7.543	633	84.54
Nevada	118	22,627,444.87	2.27	7.242	642	82.85
New Mexico	2	274,267.13	0.03	6.854	636	82.86
Oklahoma	52	4,839,498.69	0.49	7.590	611	81.38
Oregon	30	5,784,580.24	0.58	7.160	640	84.34
South Carolina	2	129,728.58	0.01	8.312	640	83.98
Tennessee	6	550,848.57	0.06	7.343	614	85.82
Texas	785	78,197,907.07	7.86	7.528	625	82.20
Utah	85	9,432,254.96	0.95	7.323	634	82.51
Washington	39	6,939,115.52	0.70	6.978	644	83.96
Wisconsin	27	3,977,412.33	0.40	7.675	631	84.99

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,077	174,584,176.38	17.54	7.570	642	83.19
12	196	50,349,257.34	5.06	7.255	649	81.87
24	3,500	703,833,872.43	70.73	7.082	641	81.72
36	397	66,384,438.38	6.67	6.941	648	78.05

Total:	5,170	995,151,744.53	100.00	7.167	642	81.74

Loans with Penalty: 82.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.501 - 2.000	1	112,224.48	0.01	8.500	608	90.00
3.001 - 3.500	2	467,445.01	0.05	7.503	578	83.21
3.501 - 4.000	130	20,929,730.20	2.41	7.037	648	80.71
4.001 - 4.500	56	9,564,299.00	1.10	7.084	656	81.72
4.501 - 5.000	21	7,476,053.41	0.86	6.847	638	81.92
5.001 - 5.500	4	921,704.65	0.11	6.751	614	80.00
5.501 - 6.000	3,039	725,054,434.25	83.42	6.871	647	81.20
6.001 - 6.500	219	56,185,808.70	6.46	7.280	588	78.43
6.501 - 7.000	149	36,263,619.76	4.17	7.481	582	75.95
7.001 - 7.500	56	12,206,290.57	1.40	8.072	564	70.08

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 2.000
Max: 7.470
Weighted Average (>0): 5.981

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	24	5,695,852.24	0.66	5.415	682	79.35
11.501 - 12.000	144	35,606,532.92	4.10	5.836	656	77.78
12.001 - 12.500	311	71,074,521.60	8.18	6.181	656	79.02
12.501 - 13.000	653	145,733,958.16	16.77	6.459	648	79.35
13.001 - 13.500	757	187,176,765.57	21.53	6.682	650	79.62
13.501 - 14.000	947	237,337,622.35	27.31	7.094	641	81.30
14.001 - 14.500	423	100,777,554.70	11.59	7.567	621	82.06
14.501 - 15.000	270	57,807,357.58	6.65	8.159	604	84.00
15.001 - 15.500	92	17,397,502.13	2.00	8.619	596	85.21
15.501 - 16.000	42	8,985,718.77	1.03	9.304	579	84.49
16.001 - 16.500	8	990,346.69	0.11	9.464	599	88.39
16.501 - 17.000	1	185,213.81	0.02	10.700	578	70.00
17.001 - 17.500	4	352,720.58	0.04	11.374	523	68.87
17.501 - 18.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 11.125
Max: 17.600
Weighted Average (>0): 13.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	59	17,260,755.69	1.99	5.431	684	77.42
5.501 - 6.000	331	90,418,697.50	10.40	5.861	666	78.33
6.001 - 6.500	670	180,053,112.89	20.72	6.335	661	79.38
6.501 - 7.000	1,053	259,240,966.54	29.83	6.814	650	80.51
7.001 - 7.500	628	139,697,229.51	16.07	7.294	631	81.10
7.501 - 8.000	503	105,455,903.64	12.13	7.779	606	83.11
8.001 - 8.500	206	38,833,316.62	4.47	8.294	585	83.65
8.501 - 9.000	142	25,498,231.75	2.93	8.783	578	84.07
9.001 - 9.500	50	7,095,682.00	0.82	9.213	564	83.29
9.501 - 10.000	26	4,767,519.88	0.55	9.764	537	78.78
10.001 - 10.500	3	262,316.69	0.03	10.199	537	77.15
10.501 - 11.000	1	185,213.81	0.02	10.700	578	70.00
11.001 - 11.500	4	352,720.58	0.04	11.374	523	68.87
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 5.125
Max: 11.600
Weighted Average (>0): 6.946

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,996	388,094,774.86	44.65	7.180	619	80.39
1.500	1,681	481,086,835.17	55.35	6.758	656	80.85

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.277

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,677	869,181,610.03	100.00	6.946	640	80.65

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	6	1,242,028.67	0.14	7.208	520	83.65
17	7	2,559,009.94	0.29	5.954	655	76.65
18	16	3,653,110.07	0.42	7.181	583	78.03
19	34	8,225,960.56	0.95	7.267	615	80.70
20	1,105	261,424,742.43	30.08	6.987	639	80.10
21	1,785	419,941,752.59	48.31	6.956	640	80.92
22	621	147,319,122.11	16.95	6.878	642	81.19
29	2	682,613.13	0.08	5.421	633	66.97
31	2	358,217.25	0.04	6.101	663	59.12
32	35	7,695,431.88	0.89	6.854	634	81.11
33	41	10,431,915.47	1.20	6.600	650	77.93
34	23	5,647,705.93	0.65	6.834	673	82.06

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 16
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.